                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549-1004




                                   FORM 8-K

                                CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 18, 1997
                                                -------------------------------

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 4
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Illinois                   0-15632                     36-3441345
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)             Identification No.)


Two North Riverside Plaza, Suite 1100, Chicago, Illinois       60606-2607
--------------------------------------------------------------------------------
        (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  (312) 207-0020
                                                    ----------------------------

--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)






                      This document consists of 53 pages.


                    The Exhibit Index is located on page 3.

ITEM 2. DISPOSITION OF ASSETS
------- ---------------------

Park Plaza Venture, a joint venture with an Affiliated Partnership in which First Capital Institutional Real Estate, Ltd. - 4 (the "Registrant") owns a 50% interest, sold its interest in the real property commonly known as Park Plaza Professional Office Building ("Park Plaza"), located in Houston, Texas to AHP of Texas, Inc., a Texas Corporation.


The closing of this transaction occurred on December 18, 1997. Park Plaza was sold for cash to an unrelated party pursuant to arm's-length negotiations. The sale price was $16,900,000, of which the Registrant's share was $8,450,000. Proceeds ("Sale Proceeds") received by the Registrant approximated $8,125,000, which was net of actual and estimated closing expenses. For the year ending December 31, 1997, the Registrant will record a net loss for financial reporting purposes of approximately $60,000 from this transaction. The Registrant will distribute approximately $6,525,000 on May 31, 1998 to Limited Partners of record as of December 18, 1997. In accordance with the Partnership Agreement 25% of Sales Proceeds are to be used to repay the loan payable to the General Partner ("GP Loan"). As the current balance outstanding on the GP Loan was less than 25% of the Sales Proceeds, the Partnership will repay the amount projected to be outstanding as of May 31, 1998, or approximately $1,600,000, which is the current balance outstanding.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------- --------------------------------------------

        (page 5) Pro Forma Financial Information


        Exhibits

        2.1 (page 10) Contract for Purchase of Real Property, dated November 18, 1997, between Park Plaza Venture, an Illinois joint venture (the "Seller") and AHP of Texas, Inc., a Texas Corporation (the "Purchaser").

        2.2 (page 43) Closing Statement, dated December 18, 1997, between the Seller and Purchaser.


No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 4

                               By: FIRST CAPITAL FINANCIAL CORPORATION
                                   As General Partner

December 30, 1997              By: /s/    NORMAN M. FIELD
-----------------                 ----------------------------------------------
    (Date)                                NORMAN M. FIELD
                                 Vice President - Finance and Treasurer

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 4


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of Park Plaza had occurred on September 30, 1997. The accompanying unaudited Pro Forma Statement of Income and Expenses for the nine months ended September 30, 1997 has been presented as if the sales of Park Plaza, as well as the other properties sold during 1997 (Carrollton Crossroads Shopping Center and 3120 Southwest Freeway Office Building) had occurred on December 31, 1996. These three properties are hereafter referred to as the "Sold Properties". The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1996 has been presented as if the sales of the Sold Properties had occurred on December 31, 1995. In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of the Sold Properties have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of December 31, 1995 and 1996 and September 30, 1997, nor do they purport to represent the results of operations of the Registrant for future periods.

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 4

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                                    ASSETS

                                                         September 30, 1997
                                                --------------------------------------
                                                                            Pro Forma
                                                  Balance      Pro Forma     Balance
                                                   Sheet      Adjustments     Sheet
                                                -----------  ------------  -----------
Investment in commercial rental properties:
  Land                                          $ 3,312,800  $   (802,900) $ 2,509,900
  Buildings and improvements                     27,357,500   (11,830,100)  15,527,400
                                                -----------  ------------  -----------

                                                 30,670,300   (12,633,000)  18,037,300
  Accumulated depreciation and amortization      (7,978,100)    4,338,200   (3,639,900)
                                                -----------  ------------  -----------

  Total investment properties, net of
    accumulated depreciation and amortization    22,692,200    (8,294,800)  14,397,400

Cash and cash equivalents                         2,703,500     6,338,700    9,042,200
Investment in debt securities                     1,705,000                  1,705,000
Restricted cash                                      50,000                     50,000
Rents receivable                                     14,000       (27,100)     (13,100)
Other assets                                         42,200       (24,200)      18,000
                                                -----------  ------------  -----------

                                                $27,206,900  $ (2,007,400) $25,199,500
                                                ===========  ============  ===========

                          LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
  Loan payable to General Partner               $ 1,569,500  $ (1,569,500) $         0
  Accounts payable and accrued expenses             686,400      (235,800)     450,600
  Due to Affiliates                                  39,700                     39,700
  Security deposits                                  57,200       (32,300)      24,900
  Distributions payable                             352,800     6,552,900    6,905,700
  Other liabilities                                  25,400                     25,400
                                                -----------  ------------  -----------

                                                  2,731,000     4,715,300    7,446,300
                                                -----------  ------------  -----------
Partners' capital:
  General Partner                                    40,900          (600)      40,300
  Limited Partners (593,025 Units issued
    and outstanding)                             24,435,000    (6,722,100)  17,712,900
                                                -----------  ------------  -----------

                                                 24,475,900    (6,722,700)  17,753,200
                                                -----------  ------------  -----------

                                                $27,206,900  $ (2,007,400) $25,199,500
                                                ===========  ============  ===========

    The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 4

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                      Nine Months Ended September 30, 1997
                                              ----------------------------------------------------
                                                                                       Pro Forma
                                              Statement of   Current      Previous    Statement of
                                               Income and   Pro Forma     Pro Forma    Income and
                                                Expenses   Adjustments   Adjustments    Expenses
                                              -----------  ------------  -----------  ------------
Income:
  Rental                                      $ 2,783,100  $ (1,174,900) $  (126,900)  $1,481,300
  Interest                                        384,900        (2,700)        (700)     381,500
  Gain on sale of Property                      1,102,800                 (1,102,800)           0
                                              -----------  ------------  -----------   ----------

                                                4,270,800    (1,177,600)  (1,230,400)   1,862,800
                                              -----------  ------------  -----------   ----------

Expenses:
  Interest on loan payable to General Partner     199,400      (155,100)                   44,300
  Depreciation and amortization                   682,000      (341,000)     (13,900)     327,100
  Property operating:
    Affiliates                                     84,400       (58,900)     (12,300)      13,200
    Nonaffiliates                                 448,800      (265,000)     (45,000)     138,800
  Real estate taxes                               392,600      (162,900)     (11,900)     217,800
  Insurance - Affiliate                            29,000       (10,800)      (2,500)      15,700
  Repairs and maintenance                         341,600      (222,400)     (34,700)      84,500
  General and administrative:
    Affiliates                                     18,700                                  18,700
    Nonaffiliates                                 105,700                     (6,800)      98,900
                                              -----------  ------------  -----------   ----------

                                                2,302,200    (1,216,100)    (127,100)     959,000
                                              -----------  ------------  -----------   ----------

Net income                                    $ 1,968,600  $     38,500  $(1,103,300)  $  903,800
                                              ===========  ============  ===========   ==========

Net income allocated to General Partner       $   367,500  $             $  (311,200)  $   56,300
                                              ===========  ============  ===========   ==========

Net income allocated to Limited Partners      $ 1,601,100  $     38,500  $  (792,100)  $  847,500
                                              ===========  ============  ===========   ==========

Net income allocated to Limited
  Partners per Unit (593,025 Units
  outstanding)                                $      2.70  $       0.06  $     (1.33)  $     1.43
                                              ===========  ============  ===========   ==========

    The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INSITUTIONAL REAL ESTATE, LTD. - 4

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                         Year Ended December 31, 1996
                                              -----------------------------------------------------
                                                                                        Pro Forma
                                                              Current      Previous    Statement of
                                              Statement of   Pro Forma     Pro Forma    Income and
                                               Income and   Adjustments   Adjustments    Expenses
                                                Expenses    (Unaudited)   (Unaudited)   (Unaudited)
                                              -----------  ------------   -----------   ----------
Income:
  Rental                                      $ 5,231,900  $ (1,666,700)  $(1,852,100)  $1,713,100
  Interest                                        235,900        (2,600)         (900)     232,400
                                              -----------  ------------   -----------   ----------

                                                5,467,800    (1,669,300)   (1,853,000)   1,945,500
                                              -----------  ------------   -----------   ----------
Expenses:
  Interest on loan payable to General Partner     364,800      (304,000)                    60,800
  Depreciation and amortization                 1,292,200      (436,500)     (415,900)     439,800
  Property operating:
    Affiliates                                    366,300       (86,900)     (127,200)     152,200
    Nonaffiliates                                 678,000      (330,200)     (249,400)      98,400
  Real estate taxes                               703,800      (235,400)     (152,500)     315,900
  Insurance - Affiliate                            65,000       (17,200)      (26,200)      21,600
  Repairs and maintenance                         568,500      (235,700)     (201,800)     131,000
  General and administrative:
    Affiliates                                     38,600                                   38,600
    Nonaffiliates                                 135,500                                  135,500
                                              -----------  ------------   -----------   ----------

                                                4,212,700    (1,645,900)   (1,173,000)   1,393,800
                                              -----------  ------------   -----------   ----------

Net income                                    $ 1,255,100  $    (23,400)  $  (680,000)  $  551,700
                                              ===========  ============   ===========   ==========

Net income allocated to General Partner       $   153,400  $              $             $  153,400
                                              ===========  ============   ===========   ==========

Net income allocated to Limited Partners      $ 1,101,700  $    (23,400)  $  (680,000)  $  398,300
                                              ===========  ============   ===========   ==========

Net income allocated to Limited
  Partners per Unit (593,025 Units
  outstanding)                                $      1.86  $      (0.04) $      (1.15)  $     0.67
                                              ===========  ============   ===========   ==========

    The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 4

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses


1) For the purpose of the Pro Forma Balance Sheet:

   a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses and security deposits have been adjusted as of September 30, 1997 to reflect the sale of the Registrant's interest in Park Plaza.

   b) Cash and cash equivalents has been adjusted to include the net cash received by the Registrant from the purchaser of Park Plaza.

   c) Distributions payable has been adjusted to reflect the amount of the special distribution of Sales Proceeds to Limited Partners as if such special distribution had been declared as of September 30, 1997.

2) For the purpose of the Pro Forma Statements of Income and Expenses for the nine months ended September 30, 1997 and for the year ended December 31, 1996:

   a) The adjustments to the income and expenses reflect the Registrant's interest in the operations of the Sold Properties.

   b) Interest on the loan payable to the General Partner has been adjusted to reflect payments of principal from Sales Proceeds of the Sold Properties.